UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

LONGWEI PETROLEUM INVESTMENT HOLDING LIMITED

 (Exact name of registrant as specified in its charter)

Colorado	001-34793	84-1536518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 30 Dajingyu Street, Xiaojingyu Xiang, Wanbailin District, Taiyuan City, Shanxi Province, China P.C.		030024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 209-4199

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

On December 20, 2012, Longwei Petroleum Investment Holding Limited (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 92,723,075 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. As of the record date of November 26, 2012, there were 101,484,269 common shares issued and outstanding.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting as set forth in the Definitive Proxy Statement, filed with the SEC on November 27, 2012 (the “Proxy Statement”), are as follows:

Proposal 1. All of the five (5) nominees for director were elected to serve until the 2013 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors was as follows:

Directors	For	Withheld
Cai Yongjun	72,605,466	134,148
Yongping Xue	72,602,966	136,648
Douglas Cole	72,575,558	164,056
Dora Dong	72,585,766	153,848
Xue Xiaoping	72,556,658	182,956

Proposal 2. The appointment of Anderson Bradshaw, PLLC as the Company’s independent registered public accounting firm for its fiscal year ended June 30, 2013 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain
92,480,133	139,923	103,019

As further described in the Company’s Proxy Statement, common shares held in a stock brokerage account, a bank or other holder of record, records the shareholder as the “beneficial owner” of those shares held in “street name.”  Shareholders whose shares are held in street name, must instruct the organization who holds the shares how to vote the shares.  If the beneficial owner does not provide voting instructions, the shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If the beneficial owner signs the proxy card but does not provide instructions on how the broker should vote, the broker will vote the shares as recommended by the Company’s Board.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.   Brokers were allowed to use discretionary authority to vote shares as it relates to Proposal 2.

An abstention is a stockholders affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LONGWEI PETROLEUM INVESTMENT HOLDING LTD.

Date: December 21, 2012	By:	/s/ Michael Toups
Michael Toups
Chief Financial Officer

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